                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                      TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                         13-5160382
    (Jurisdiction of incorporation                            (I.R.S. Employer
     if not a U.S. national bank)                            Identification No.)

One Wall Street, New York, New York                                10286
(Address of principal executive offices)                         (Zip code)

                                -----------------

                              NEVADA POWER COMPANY
               (Exact name of obligor as specified in its charter)

                 Nevada                                          88-0420104
     (State or other jurisdiction                             (I.R.S. Employer
   of incorporation or organization)                         Identification No.)


        6226 West Sahara Avenue
            Las Vegas, Nevada                                      89146
(Address of principal executive offices)                         (Zip code)

                                -----------------

        6 -1/2% GENERAL AND REFUNDING MORTGAGE NOTES, SERIES I, DUE 2012
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.*

      Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the          2 Rector Street, New York, N.Y. 10006
   State of New York                       and Albany, N.Y. 12203
Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation   550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association     New York, N.Y. 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1.    -     A copy of the Organization Certificate of The Bank of New York
                  (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement
                  No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with
                  Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4.    -     A copy of the existing By-laws of the Trustee. (Exhibit 4 to
                  Form T-1 filed with Registration Statement No. 33-31019.)

      6.    -     The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement
                  No. 33-44051.)

      7.    -     A copy of the latest report of condition of the Trustee
                  published pursuant to law or to the requirements of its supervising or examining authority.

-------------
      *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                      NOTE

            Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

            Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

            Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of August, 2004.


                                        THE BANK OF NEW YORK



                                        By: /s/ Stacey B. Poindexter
                                            -----------------------------------
                                        Name: Stacey B. Poindexter
                                        Title: Assistant Vice President

                                                                     EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands
                                                                   ------------
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency and coin ..........      $ 2,589,012
  Interest-bearing balances ...................................        8,872,373
Securities:
  Held-to-maturity securities .................................        1,382,393
  Available-for-sale securities ...............................       21,582,893
Federal funds sold in domestic offices ........................          792,900
Securities purchased under agreements to resell ...............          932,155
Loans and lease financing receivables:
  Loans and leases held for sale ..............................          555,415
  Loans and leases, net of unearned income ....................       36,884,850
  LESS: Allowance for loan and lease losses ...................          628,457
  Loans and leases, net of unearned income and
   allowance ..................................................       36,256,393
Trading Assets ................................................        3,654,160
Premises and fixed assets (including capitalized
  leases) .....................................................          929,969
Other real estate owned .......................................              319
Investments in unconsolidated subsidiaries and
  associated companies ........................................          247,156
Customers' liability to this bank on acceptances
  outstanding .................................................          215,581
Intangible assets
   Goodwill ...................................................        2,687,623
   Other intangible assets ....................................          752,283
Other assets ..................................................        7,905,137
                                                                     -----------
Total assets ..................................................      $89,355,762
                                                                     ===========

                                                                     EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
  In domestic offices .........................................      $33,940,195
  Noninterest-bearing .........................................       13,973,047
  Interest-bearing ............................................       19,967,148
  In foreign offices, Edge and Agreement subsidiaries,
     and IBFs .................................................       22,717,175
  Noninterest-bearing .........................................          447,242
  Interest-bearing ............................................       22,269,933
Federal funds purchased in domestic offices ...................          442,904
Securities sold under agreements to repurchase ................          671,802
Trading liabilities ...........................................        2,452,604
Other borrowed money:
  (includes mortgage indebtedness and obligations
  under capitalized leases) ...................................       10,779,148
Bank's liability on acceptances executed and outstanding ......          217,705
Subordinated notes and debentures .............................        2,309,000
Other liabilities .............................................        7,230,967
                                                                     -----------
Total liabilities .............................................      $80,842,500
                                                                     ===========
Minority interest in consolidated subsidiaries ................          141,523

EQUITY CAPITAL
Perpetual preferred stock and related surplus .................                0
Common stock ..................................................        1,135,284
Surplus .......................................................        2,080,657
Retained earnings .............................................        5,021,014
Accumulated other comprehensive income ........................          134,784
Other equity capital components ...............................                0
Total equity capital ..........................................        8,371,739
                                                                     -----------
Total liabilities minority interest and equity capital ........       89,355,762
                                                                     ===========

                                                                     EXHIBIT 7
                                                                   (Page 3 of 3)


            I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                        Thomas J. Mastro,
                                    Senior Vice President and Comptroller

            We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi                             Directors
Gerald L. Hassell
Alan R. Griffith